# NAREIT 'REITWorld' Conference

November 15-16, 2016


KUEHNE+NAGEL

RELIABLE. ANSWERS.

# Forward-Looking Statement

This slide presentation contains statements that constitute "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934 as amended by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, among others, our statements regarding (1) strategic initiatives with respect to our assets, operations and capital and (2) the assumptions underlying our expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by forward-looking statements in this slide presentation. Many of these factors are beyond our ability to control or predict. Factors that could cause actual results to differ materially from those contemplated in this slide presentation include the factors set forth in our filings with the Securities and Exchange Commission, including our annual report on Form10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward-looking statements are reasonable, however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. We do not assume any obligation to update any forward-looking statements as a result of new information or future developments or otherwise.

Certain of the financial measures appearing in this slide presentation are or may be considered to be non-GAAP financial measures. Management believes that these non-GAAP financial measures provide additional appropriate measures of our operating results. While we believe these non-GAAP financial measures are useful in evaluating our company, the information should be considered supplemental in nature and not a substitute for the information prepared in accordance with GAAP. We have provided for your reference supplemental financial disclosure for these measures, including the most directly comparable GAAP measure and an associated reconciliation in our most recent quarter supplemental report, which is available on our website at www.dukerealty.com. Our most recent quarter supplemental report also includes the information necessary to recalculate certain operational ratios and ratios of financial position. The calculation of these non-GAAP measures may differ from the methodology used by other REITs, and therefore, may not be comparable.

# Contents



# Strategy for Increasing Shareholder Value

## CONTINUED IMPROVEMENT IN ASSET QUALITY

- Industrial – Grow the overall portfolio mainly through development and select strategic acquisitions. Maintain best in class quality in strategic distribution corridors.
- MOB – Continue to grow through development. Maintain best in class quality with top rated health systems.

## GROW CASH FLOW (AFFO) AND NET ASSET VALUE (NAV)

- Maintain occupancy with best in class portfolio
- Improved rent growth through rental rate increases and annual escalations
- Focus on minimization of capital expenditures
- Value creation through delivery of development projects and monetization of land


ASSET STRATEGY
OPERATIONS STRATEGY
CAPITAL STRATEGY

## CONTINUE TO IMPROVE OVERALL LEVERAGE PROFILE

- Fund development and debt maturities with disposition proceeds
- Balance debt maturities and reduce weighted average borrowing costs
- Improve credit profile to BBB+ levels

# Why Duke Realty?

- ✓ Superior Asset Quality
- ✓ Excellent 40 + Year Development Track Record
- ✓ Best in Class Balance Sheet
- ✓ Consistent Cash Flow Growth
- ✓ Lowest Dividend Payout Ratio in Sector with Dividend Increases
- ✓ Investors have endorsed Strategy and Execution



# Total Shareholder Return Outperformance


Total Shareholder Return
One Year
24%
19%
2%
3%
1%
DRE
Comps
RMS
S&P 400
S&P500
Three Years
66%
37%
28%
19%
26%
DRE
Comps
RMS
S&P 400
S&P 500
Five Years
151%
105%
70%
78%
85%
DRE
Comps
RMS
S&P 400
S&P 500

- *All results as of 11/07/16.*
- *Comps include DCT, EGP, FR, LPT, PLD, REXR, STAG, TRNO, HR, and HTA and is calculated on a market cap weighted basis.*


Con-way


amazon
fulfillment





# KEY INDUSTRIAL BUSINESS DRIVERS & STATE OF THE MARKET

# DEMAND: Macroeconomic Indicators / Drivers

| Driver | Correlation[(1)] to Industrial Absorption | 2017 Forecasted Growth[(3)] |
|---|---|---|
| E-Comm | 50% correlated to Logistics, yet **70-75%** correlated to modern, larger box[(2)] absorption | ~ 15% |
| Retail Sales | **50–70%** *(1-3 quarter lead)* | 3-4% |
| GDP | **50–60%** *(1-3 quarter lead)* | 2-2.5% |
| Inbound Port Traffic, Intermodal Rail, Retail Inventories, Industrial Production | **50–60%** *(1-3 quarter lead)* | 2.2%[(2)] |

*(1) Per CoStar Portfolio Strategy "Leading Economic Indicators" for logistics space. (2) Modern, larger box defined as >1995 age and 250K+ SF size, correlation assumes 1-3 quarter lead. (3) Forecasts per CoStar (Moody's.com) and Wells Fargo Securities.*

*(2) Represents 2017 forecast for industrial production.*

# DEMAND: E-Commerce capturing larger portion of retail sales


E-Commerce and
Brick & Mortar
Sales
($in Billions)
$367B
of E-commerce
Sales TTM
% Growth
in Sales
(Y/Y)
$1,200
$950
$700
$450
$200
25%
20%
15%
10%
E-Comm Quarterly Sales in $'s
Bricks & Mortar Sales in $'s
Projected Sales at 15% CAGR
Est'd Impact
E-Commerce %
Annual Sales growth
(right axis)
(15% assumption through 2020)
2009
2011
2012
2014
2015
2017
2018
2020

Note: Assumes 3% annual growth in Brick & Mortar sales and 15% annual growth in E-commerce sales. Historical sales figures per CoStar as of Q2 2016.

E-comm sales growing approximately **15% annually ~ 3 to 5x** rate of bricks and mortar

# DEMAND: New industrial SF needed to keep up with growth in e-commerce sales

**$1 billion of E-commerce sales requires approximately 1 million SF of fulfillment space**[1]

Projected E-comm sales[2] from 2017 through 2020 could drive approximately **295 million SF of incremental demand**



Incremental SF estimated from E-Comm
(square feet millions)
24
30
30
31
37
44
51
59
68
78
90
2010
2012
2014
2016
2018
2020
Potential impact from 15% growth in E-commerce Sales
Projected cumulative 295 million SF

(1) Metric commonly disclosed in publications and industry setting such as NAIOP; Brokers Cushman & Wakefield and CBRE concur with this estimate. (2) Assumes continued growth from 2015-2016 run rate of 15%

# DEMAND: E-Commerce warehousing different from traditional distribution – requires more square footage

**E-commerce sales requires approximately 3x the square footage[1]** in a modern fulfillment center compared to traditional warehouse space that support bricks and mortar stores

**Traditional Warehousing Inventory**
(stacking, pallets)



**E-Commerce Inventory**
(aisles, bins, SKU's, returns)



*(1) Per CBRE, a "3:1" ratio is an approximation of needed space comparing the 2 distribution models.*

# SUPPLY: Supply in better shape than last cycle, supported by stronger occupancy and rent growth backdrop


Under Construction (MSF)*
160
120
80
40
0
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
UC % of Stock
Under Construction as % of Stock*
4%
3%
2%
1%
0%

Total Under Construction as % of Stock at 2% compared to 3% at the last peak

+

Vacancy Rates today at ~5% are 300 basis points lower than last peak


Market Rent Growth (Y/Y)*
3.7%
4.9%
-0.1%
-7.1%
-4.6%
-1.1%
1.3%
3.5%
4.3%
6.2%
6.3%
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016

=

Stronger Rent Growth this cycle

Source: CoStar Portfolio Strategy. *National index comprising 54 major Core Based Statistical Areas (CBSAs) as defined by the U.S. OMB. Vacancy rate figures per CBRE

# Leading the Nation in E-commerce Relationships

amazon
Walmart Save money. Live better.
BEST BUY
DICK'S SPORTING GOODS
wayfair
TARGET
KOHL'S
carter's
RH RESTORATION HARDWARE
Crate&Barrel
macy's
BON-TON
FLOOR & DECOR
Room&Board
The Container Store
weber
FedEx
GNC LIVE WELL
THE HOME DEPOT
STAPLES
hp
ups
HD SUPPLY
GRAINGER FOR THE ONES WHO GET IT DONE
SAMSUNG
Innotrac
follett HIGHER EDUCATION GROUP
McKESSON


1009
Park 840 (Starbucks), Nashville, TN

# ASSET STRATEGY
# INDUSTRIAL PORTFOLIO

# Industrial Strategy

| | |
|---|---|
| 40 YEARS | of industrial operating and development experience as primary driver of company growth |
| MODERN, BULK DISTRIBUTION | focus which results in higher credit quality tenants with fewer overall tenants to manage |
| "TIER 1" MARKETS | Geographic focus in key trucking, rail, air cargo and shipping corridors |
| GROWING NOI STREAM | with contractual rent escalations and increasing rental rates on rollover; capture improving market rent growth; low capex |
| E-COMMERCE & SUPPLY CHAIN RECONFIGURATION | secular trends driving an extended cycle of incremental demand for modern industrial product |

# Premier Quality Industrial Portfolio


Building Size Breakdown
<100K SF: 5%
6 Million Total SF
100K-500K SF: 53%
61 Million Total SF
>500K SF: 42%
49 Million Total SF


Average Tenant Size
(in square feet)
26K
101K
523K
<100K SF
100K-500K SF
>500K SF


Occupancy
92%
96%
99%
<100K SF
100K-500K SF
>500K SF

# Industrial Geographic Concentration


Seattle
Minneapolis-St. Paul
Northern California
Chicago
Columbus
Pennsylvania
New Jersey
Indianapolis
Baltimore
Southern California
St. Louis
Cincinnati
Washington DC
Nashville
Raleigh
Dallas
Atlanta
Savannah
Houston
Central Florida
South Florida
2016 Q3 Concentration
< $100MM
$100MM – $200MM
$200MM – $300MM
$300MM – $400MM
> $400MM

- Industrial portfolio has more than doubled to over $5.9B since 2009
- Tier 1 market NOI[(1)]:

| | |
|---|---|
| Chicago | 10.4% |
| Atlanta | 7.8% |
| Dallas | 7.5% |
| South Florida | 7.3% |
| So Cal. | 4.9% |
| Pennsylvania | 3.6% |
| New Jersey | 2.8% |
| | **44.3%** |

*(1) Includes unstabilized in-service and under development properties at projected stabilized figures.*

# In-Service Industrial Portfolio – Peer Comparison

## U.S. Industrial Exposure
(in millions of square feet)



< 100K SF
100K-500K SF
> 500K SF
274
41
159
75
PLD
116
6
61
49
DRE
81
13
43
25
LPT
71
11
44
16
DCT
61
17
31
13
FR
55
3
41
11
STAG
34
19
15
EGP

*Source: Estimates based on pro rata ownership percent of domestic, industrial-only facilities. Peer data as of Q2 2016. DRE data as of Q3 supplemental reports. Building count by size allocations per CoStar database.*

## Average Building Size
(000's square feet)



78
EGP
109
FR
162
DCT
166
LPT
170
PLD
190
STAG
277
DRE

*Source: Estimates based on domestic, industrial-only facilities. Peer data as of Q2 2016. DRE data as of Q3 supplemental reports. (LPT and STAG per CoStar August 2016 ). No adjustment for partial property ownership interests.*

## Average Building Age
(in years)



DRE 11
LPT 13
DCT 16
PLD 18
EGP 18
FR 21
STAG 25

*Source: Per CoStar database based on wtd avg RBA basis, bulk and flex categories, August 2016. DRE per internal records. No adjustment for partial property ownership interests.*

# Industrial Best in Class Portfolio

### Average Bldg Size Comparison[1]
(sf per building in 000's)


Peers
DRE
146
277

### Average Age Comparison[1]
(in years)


Peers
DRE
19
11

### Average Clear Height[1]
(in feet)


Peers
DRE
23.5
30.3

*Industrial Peers include DCT, EGP, FR, LPT, PLD, and STAG. Per CoStar as of 6/30/16; DRE Q3 actual.*

### DRE Maintenance Capex by Age
(average annual cost per SF)


$0.02
$0.08
$0.14
10
10-20
20+

Age of Bldg. DRE measurement basis from facilities owned during 2006-2015

### National Average Rent


9.5% higher rents
$5.73
$5.24
2005 or Newer
Older than 2005

*Logistics facilities only. Average market rent per square foot weighted at the building level (not weighted by region). Based on 38 CBSA's compiled by CoStar, representative of DRE's markets.*

# Industrial Distribution Facilities for the Modern Customer



Year Built: 2014
1,015,740 SF



Year Built: 1999
437,000 SF
950'
460'

| Feature | Modern Requirement |
|---|---|
| Car Parking | 20-50% More |
| Truck Court Depth | 160', up from 110'/120' (~ 40% increase) |
| Trailer Parking | More due to inventory turnover and per trucking labor regulations |

## Column Spacing



| Modern | 15-20 Yrs Old |
|---|---|
| ~ 50' x 50' | ~ 40' x 40' |

## Building Clear Height



| Modern | 15-20 Yrs Old |
|---|---|
| 32' to 40' | 28' |


St.Vincent
CARMEL
13420 WOMEN'S CENTER 13450
3
St. Vincent Women's Medical Center, Indianapolis, IN

# ASSET STRATEGY
# MEDICAL OFFICE PORTFOLIO

# Medical Office Platform Enhances Risk-adjusted Returns

| | |
|---|---|
| GROWTH INDUSTRY | With recession resistant performance |
| DEVELOPMENT EXPERIENCE | Best in class development team able to produce development opportunities through economic cycles |
| QUALITY | Substantially all on campus and/or aligned with major hospital systems |
| LONG TERM LEASES | Averaging nearly 13 years |
| CONSISTENT NOI GROWTH | With long term leases with 2-3% annual net rent escalations and expense increase pass throughs |

# Medical Office - Market Drivers

## THE FUTURE OF MEDICINE



- Aging patient population
- Continued expansion of the Affordable Care Act
- Mergers and acquisitions of both the payers and providers
- Need for systems to control entire continuum of care

## ANNUAL DR VISITS BY AGE


2.3
2.7
6.9
≤ 45
45 - 64
≥ 65

Source: BMO Capital Markets

## OUTPATIENT VISITS IN SECULAR UPSWING

*Visits or stays per 1,000 persons*


2,500
2,000
1,500
1,000
500
0
1990
2002
2014
OUTPATIENT
INPATIENT

Source: AHA Annual Trendwatch Chartbook

# Medical Office Portfolio

| | In-Service | Under Development | Total |
|---|---|---|---|
| Properties | 78 | 7 | 85 |
| Square Feet | 6.3 M | 422K | 6.7 M |
| Investment $ | $1.6 B | $162 M | $1.7 B |
| Annual NOI $ (1) | $122 M | $12 M | $134 M |
| Leased Occupancy | 95% | 82% | 94% |

*As of Q3 2016. (1) In-service represents actual annualized NOI for most recent quarter. Under development represents estimated stabilized NOI*


MOB
Off-Campus
2%
MOB Aligned w/
Health System
23%
MOB
On-Campus
75%

Investment by product type

# Top Health System Relationships

| Health System | Credit Rating (Moody's) | Rentable SF | % of MOB Leased Square Feet |
|---|---|---|---|
| Baylor Scott & White | Aa3 | 1,118,000 | 17.6% |
| Ascension Health | Aa2 | 452,000 | 7.1% |
| Catholic Health Initiatives | A3 | 452,000 | 7.1% |
| Health & Hospital Corp Marion County | Aa1 | 273,000 | 4.3% |
| Adventist Health | Aa2 | 250,000 | 3.9% |
| Veterans Administration | Aaa | 224,000 | 3.5% |
| Carolinas Health | Aa3 | 190,000 | 3.0% |

**Overall 49% of space leased to "A" or better rated tenants**



Lease Expirations
(% of Avg. Annual Rental Revenue)
<1%
3%
7%
6%
7%
4%
5%
2016
2017
2018
2019
2020
2021
2022
As of 9/30/16

# MOB Best in Class Portfolio


Total Investment $
(in millions)
Peers
DRE
$4,167
$1,723


Average Age Comparison(1)
(in years)
Peers
DRE
18
7


Average Bldg Size Comparison(1)
(sf per building in 000's)
Peers
DRE
64
79


Annualized Cash NOI/SF
Peers
DRE
$18.30
$20.86


In-Service Occupancy
Peers
DRE
91.6%
95.2%


Same Property NOI Growth
Peers
DRE
2.9%
5.0%

*MOB Peers include HCN, HCP, HTA, HR, and VTR. Per Company filings as of 6/30/16, DRE as of Q3.*
*(1) In-Service*


Legacy Commerce Center Brownfield Development, Linden, NJ

# ASSET STRATEGY
# DEVELOPMENT CAPABILITIES

# Development Strategic Advantages

| | |
|---|---|
| 40 YEARS | of experience in development |
| STRATEGIC LAND | locations that can support approximately 37 million square feet (including land options) of industrial development |
| 75% REPEAT BUSINESS | since 2009 with national customers; with growing track record in executing e-commerce facilities . . . nearly 20% of current pipeline e-commerce related |
| INTERNAL TEAM | gives competitive advantage in all aspects of development, including pre-construction and construction to deliver lowest cost projects on schedule |
| STRONG RISK MANAGEMENT | policies in place to govern speculative exposure and development pipeline size |

- **125** industrial and MOB development projects since 2010
- **$2.7B** investment since 2010
- Primarily self-funded from asset dispositions

- Initial yields and profit margins estimated at **7.1% and 19%**, respectively[1]. **$516 million** estimated value creation[1]
- **62% of projects build-to-suit**; 73% of projects > 50% pre-leased

*(1) Based on final stabilized initial cash yield; (2) Value creation uses market cap rates at delivery date, with cap rate sources per CBRE and internal records*

# Select Recent Industrial Development Starts


Chicago
• 1.1 million SF in three projects
• Two build-to-suits
• One spec development; 0% pre-leased
Columbus
• 1.5 million SF in two projects
• One build-to-suit
• One spec development; currently 63% leased
Pennsylvania
• Two spec buildings in Lehigh Valley
• 1.1 million SF, 0% pre-leased, currently 100% leased
• 630,000 SF, 0% pre-leased
Southern California
• Spec development in the South Bay submarket
• 201,000 SF
Indianapolis
• Three projects totaling 840,000 SF
• One build-to-suit
• Two spec developments currently 66% leased
New Jersey
• One spec building near Port of NY/NJ
• 495,000 SF
• 0% pre-leased; currently 100% leased
Atlanta
• 615,000 SF; 0% pre-leased; currently 100% leased
Savannah
• 1.4 million SF build to suit
Southern California – Inland Empire
• 401,000 SF; 0% pre-leased
• 1.2 million SF build-to-suit development
Dallas
• 589,000 SF build-to-suit
South Florida
• Four spec developments; 410,000 SF
• 0% pre-leased; currently 70% leased

# Select Recent Healthcare Development Starts


**Centegra Health**
• Chicago, IL
• 80,000 SF
• 70% pre-leased
• Currently 83% leased
**St. Vincent's Women's**
• Carmel, IN
• 86,000 SF
• 70% pre-leased
• Currently 91% leased
**Palisades**
• North Bergen, NJ
• 57,000 SF
• 68% pre-leased
• Currently 86% leased
**Emerus/SCL Health**
• Denver, CO
• Four projects; 166,000 SF
• 100% pre-leased
**TriHealth**
• Cincinnati, OH
• 70,000 SF
• 100% pre-leased
**Main Line Health**
• Philadelphia, PA
• 100,000 SF
• 49% pre-leased
• Currently 54% leased
**Baylor, Scott and White**
• Dallas, TX
• Two projects; 103,000SF
• 63% pre-leased
• Currently 70% leased
**Bethesda Hospital**
• Cincinnati, OH
• 54,000 SF
• 100% pre-leased
**UNC Rex Holly Springs**
• Raleigh, NC
• 45,000 SF
• 100% pre-leased

# IN-FILL REDEVELOPMENT: Value creation expertise since 2002

| 25 industrial projects | 6.7 million square feet | $505 million investment |
|---|---|---|

## Before



Chicago O'Hare submarket





Chicago I-55 submarket

## After



FORSYTHE
Yusen Logistics



# IN-FILL REDEVELOPMENT: Southern California



LOS ANGELES
Lynwood
La Mirada
Buena Park
Zampenini Field
Long Beach Airport Dougherty Field
Long Beach
PORT OF LOS ANGELES AND PORT OF LONG BEACH
Proposed 16301 Trojan Way 483,596 SF
Duke Realty Owned 16501 Trojan Way 497,000 SF
Phoebe Ave
Trojan Way
Santa Ana Freeway
Firestone Blvd
Trojan Way La Mirada, CA
Long Beach Airport (8 Miles)
Ports of Los Angeles & Long Beach (11 Miles)
North Long Beach Boulevard
Full Diamond Interchange
Imperial Highway
LAX Airport (12 Miles)
Century Distribution Lynwood, CA

## Transaction Summaries

- Two in-fill, speculative redevelopment projects **totaling 683,000 SF** with late 2017 delivery.
  - Extensive entitlement and site clean-up
  - Land basis roughly **35% to 40% below market**
- Mid-Counties and South Bay submarkets have 0.5% to 1% vacancy
- Estimated value creation **$35 to $45 million**

# SPECULATIVE DEVELOPMENT: Proven execution



- 39 Speculative projects since 2009
- **$748 Million investment**
- Successful lease-up
- **20 to 30 %** estimated margins

| Product Type | # of Projects | Investment ($MM) | Preleased % at start date | Sept 30, 2016 Occupancy |
|---|---|---|---|---|
| Industrial | 28 | $587 | 13% | 87% |
| MOB | 11 | 161 | 51% | 87% |
| **Totals** | **39** | **$748** | **16%** | **87%**(1) |

*(1) Occupancy would be 92% if properties delivered in last 6 months were excluded.*


AllPoints Midwest Building 3 (Walmart.com),
Indianapolis, IN

# OPERATING STRATEGY

# Continuing NOI Growth to drive NAV Growth

## Steady Same Property NOI Growth

(Industrial and MOB only)



3.4%
4.4%
4.5%
5.1%
2013
2014
2015
Q3 2016

*On a TTM basis shown at DRE economic ownership percentage*

## Accelerating Rent Growth

(Represents growth in annual net effective rent on new and renewal leases; Industrial only)



4.3%
9.7%
10.1%
19.9%
2013(1)
2014(1)
2015
Q3 2016

*(1) Based on renewal leases only*

## NOI Upside in Current Portfolio

*(as of Q3 2016, in millions)*



10 to 15% Potential NOI Growth
5 to 10% Growth
2 to 5% Growth
$540-$550
$580-$600
$610-$630
2016
2017
Future

**Key Assumptions**

- Annual rent escalations 2.0% – 2.5%
- Stabilization of recently delivered speculative developments
- Current development pipeline deliveries and stabilization
- Second generation leasing rent growth
- No future development or acquisitions included

# Consistent Cash Flow Growth



6.6% AFFO CAGR(2)
($ in millions)
$185
$228
$223
$296
$231
$330
$241(1)
$355
$258
$380
2012
2013
2014
2015
2016 Guidance
Regular Dividends
AFFO

| AFFO Payout Ratio | 83% | 76% | 71% | 68% | 68% |
|---|---|---|---|---|---|

*(1) Excludes $69MM special dividend*
*(2) Represents compounded annual growth rate of AFFO on a per share basis*


Yusen Logistics, O'Hare submarket, Chicago, IL

# CAPITAL STRATEGY

# Conservative Balance Sheet

| Moody's | S&P | Fitch |
|---|---|---|
| Baa2 | BBB | BBB+ |
| (positive outlook) | (positive outlook) | (stable outlook) |

## CAPITALIZATION

*(in millions, excludes unconsolidated JV debt, and 2019 bonds redeemed in October)*


Unsecured debt
$2,499
Secured debt $386
23%
77%
Common equity at market value (9/30)
$9,785

## DEBT MATURITY LADDER

Represents amount remaining after the extinguishment in October of the $129.5 million 8.25% bonds due 8/15/2019

($ in millions)


Only 24% of debt matures through 2019
$3
$115
$320
$279
$394
$1,886
2016
2017
2018
2019
2020
Thereafter
Weighted Avg Interest Rate
6.34%
5.71%
5.74%
7.57%
3.50%
3.97%
JV Debt
Secured Debt
Unsecured Debt

# Balance Sheet: Strongest in Sector, Positioned for Upgrade

## Fixed Charge Coverage Ratio(1),(2)


Industrial Average: 3.9x
3.8x
4.5x
4.1x
3.9x
3.7x
3.5x
DRE Forecast
PLD
EGP
DCT
FR
LPT

## Net Debt / EBITDA (1),(2)


Industrial Average: 6.0x
5.3x
6.5x
6.1x
5.5x
5.5x
6.5x
DRE Forecast
PLD
EGP
DCT
FR
LPT

| | Debt Profile %(4) Fixed / Variable | Unsecured / Secured | Wtd Avg Rate % |
|---|---|---|---|
| **DRE** | **92 / 8** | **87 / 13** | **4.7** |
| PLD | 83 / 17 | 78 / 22 | 3.1 |
| EGP | 80 / 20 | 74 / 26 | 3.5 |
| DCT | 90 / 10 | 87 / 13 | 4.7 |
| LPT | 88 / 12 | 92 / 8 | 4.0 |
| FR | 88 / 12 | 62 / 38 | 4.5 |

## Debt and Preferred / Market Cap(1)(3)


Industrial Average: 29%
24%
26%
30%
25%
28%
36%
DRE Forecast
PLD
EGP
DCT
FR
LPT

(1) Peers are 9/30/16 current quarter annualized per Wells Fargo Credit research.
(2) Source: DRE 12/31/16 Forecast – Fixed Charge Coverage and Net Debt/EBITDA current quarter annualized.
(3) Source: DRE 12/31/16 Forecast – Debt and Preferred / Market Cap based on projected shares and debt at 12/31/16 using 11/4/16 closing price.
(4) Source: 9/30/16 Company Supplementals.

# WHY DUKE REALTY?

# Why Duke Realty?

✓ **Superior Asset Quality**

- Youngest portfolio in industry and 277,000 square foot average building size produces lower capex, lower turnover, and higher credit tenants including fast growing e-commerce customers
- Benefit from tenant flight to quality in down cycle, more cash flow resilience

✓ **Excellent 40 Year Development Track Record**

- Development starts have averaged $527 million since 2011 and averaged 69% pre-leased. Estimated margins historically near 20% generating significant value creation
- Land bank fuels incremental long term NAV growth potential

✓ **Best in Class Balance Sheet**

- Lowest Debt/EBTIDA ratio in sector and expected to continue to improve in 2016
- Excellent access to capital; emphasis on self-funding
- Interest savings from refinancings as higher coupon debt matures
- Positioned for offense as opportunities arise

✓ **Consistent Cash Flow Growth**

- 6.6% CAGR in AFFO for last 4 years with strong portfolio dynamics to drive continued growth

✓ **Lowest Dividend Payout Ratio in Sector with Dividend Increases**

- Dividend increases last two years and positioned for future increases

✓ **Investors have endorsed the strategy and execution**

- Total return outperformance over 1, 3, and 5 year periods

# 2016 Range of Estimates

*Revised October 26th, 2016*

*(dollars in millions except per share amounts)*

| Metrics | 2015 Actual | 2016 YTD | Range of Estimates | | Key Assumptions |
|---|---|---|---|---|---|
| | | | Pessimistic | Optimistic | |
| **Net Income per Share Attributable to Common Shareholders - Diluted** | $1.77 | $0.75 | **$0.87** | **$1.07** | - **Previous guidance of $0.98 to $1.18.**<br>- Impacted by range of property dispositions |
| **NAREIT FFO per Share Attributable to Common Shareholders - Diluted** | $0.86 | $0.92 | **$1.16** | **$1.26** | - **Previous guidance of $1.13 to $1.30.**<br>- Includes net gains on land sales, debt extinguishment costs, acquisition costs and promote income. |
| **Core FFO per Share Attributable to Common Shareholders - Diluted** | $1.17 | $0.90 | **$1.18** | **$1.20** | - **Previous guidance of $1.16 to $1.20.**<br>- Accretive development projects placed in service.<br>- Near-term dilution from dispositions partially offset by development deliveries. |
| **Average Percentage Leased** (in service, for bulk distribution and medical office only) | 96.4% | 96.2% | **96.4%** | **96.6%** | - **Previous estimate of 96.0% to 96.5%.**<br>- Strong leasing economics.<br>- Leased significant speculative development. |
| **Same Property NOI Growth** (for bulk distribution and medical office only) | 4.5% | 5.1% | **5.2%** | **6.0%** | - **Previous estimate of 4.25% to 5.5%.**<br>- Continued solid rent growth expected, embedded lease escalators.<br>- Occupancy growth. |
| **Building Acquisitions** (Duke share) | $28 | $67 | **$150** | **$175** | - **Previous estimate of $100 to $140 million.**<br>- Includes acquisitions of JV partner interests. |
| **Building Dispositions** (Duke share) | $1,818 | $490 | **$630** | **$750** | - **Previous estimate of $600 to $900 million.**<br>- Continue to exit office and prune industrial. |
| **Land Sale Proceeds** | $132 | $19 | **$20** | **$60** | - Opportunistic investment sales market. |
| **Development Starts** (JVs at 100%) | $684 | $452 | **650** | **750** | - **Previous estimate of $500 million to $650 million.**<br>- Strong pipeline of BTS prospects.<br>- Speculative industrial starts in targeted growth markets. |
| **Service Operations Income** | $14 | $11 | $8 | $12 | - Focus on development over third party work.<br>- Lower fees from joint ventures. |
| **General & Administrative Expense** | $51 | $42 | $54 | $50 | - Stable overhead levels |
| **Effective Leverage** | 41% | 37% | **38%** | **35%** | - **Previous guidance of 39% to 36%.**<br>- Deleveraging through dispositions and favorable equity market. |
| **Fixed Charge Coverage (Most Recent Quarter)** | 3.1X | 3.7X | **3.7X** | **3.9X** | - **Previous guidance of 3.6 to 3.8 times.**<br>- Disposition proceeds partially used for further deleveraging.<br>- High coupon debt paid off.<br>- Strong operational performance. |
| **Net Debt to EBITDA (Most Recent Quarter Annualized)** | 6.0X | 5.2X | **5.5X** | **5.1X** | - **Previous guidance of 5.7 to 5.4 times.**<br>- Reflects deleveraging and strong operational performance. |

# CoStar Disclaimer

THESE COSTAR PORTFOLIO STRATEGY MATERIALS CONTAIN FINANCIAL AND OTHER INFORMATION FROM A VARIETY OF PUBLIC AND PROPRIETARY SOURCES. COSTAR GROUP, INC. AND ITS AFFILIATES (COLLECTIVELY, "COSTAR") HAVE ASSUMED AND RELIED UPON, WITHOUT INDEPENDENT VERIFICATION, THE ACCURACY AND COMPLETENESS OF SUCH THIRD PARTY INFORMATION IN PREPARING THESE MATERIALS.

THE MODELING, CALCULATIONS, FORECASTS, PROJECTIONS, EVALUATIONS, ANALYSES, SIMULATIONS, OR OTHER FORWARD-LOOKING INFORMATION PREPARED BY COSTAR AND PRESENTED HEREIN (THE "MATERIALS") ARE BASED ON VARIOUS ASSUMPTIONS CONCERNING FUTURE EVENTS AND CIRCUMSTANCES, WHICH ARE SPECULATIVE, UNCERTAIN AND SUBJECT TO CHANGE WITHOUT NOTICE. YOU SHOULD NOT RELY UPON THE MATERIALS AS PREDICTIONS OF FUTURE RESULTS OR EVENTS, AS ACTUAL RESULTS AND EVENTS MAY DIFFER MATERIALLY. ALL MATERIALS SPEAK ONLY AS OF THE DATE REFERENCED WITH RESPECT TO SUCH DATA AND MAY HAVE MATERIALLY CHANGED SINCE SUCH DATE. COSTAR HAS NO OBLIGATION TO UPDATE ANY OF THE MATERIALS INCLUDED IN THIS DOCUMENT. YOU SHOULD NOT CONSTRUE ANY OF THE DATA PROVIDED HEREIN AS INVESTMENT, TAX, ACCOUNTING OR LEGAL ADVICE.

COSTAR DOES NOT REPRESENT, WARRANT OR GUARANTY THE ACCURACY OR COMPLETENESS OF THE INFORMATION PROVIDED HEREIN AND SHALL NOT BE HELD RESPONSIBLE FOR ANY ERRORS IN SUCH INFORMATION. ANY USER OF THE INFORMATION PROVIDED HEREIN ACCEPTS THE INFORMATION "AS IS" WITHOUT ANY WARRANTIES WHATSOEVER. TO THE MAXIMUM EXTENT PERMITTED BY LAW, COSTAR DISCLAIMS ANY AND ALL LIABILITY IN THE EVENT ANY INFORMATION PROVIDED HEREIN PROVES TO BE INACCURATE, INCOMPLETE OR UNRELIABLE.

# Definitions

## Supplemental Performance Measures

***Funds from Operations ("FFO"):*** FFO is computed in accordance with standards established by the National Association of Real Estate Investment Trusts ("NAREIT"). NAREIT defines FFO as net income (loss) excluding gains (losses) on sales of depreciable property, impairment charges related to depreciable real estate assets, and extraordinary items (computed in accordance with generally accepted accounting principles ("GAAP")); plus real estate related depreciation and amortization, and after similar adjustments for unconsolidated joint ventures. We believe FFO to be most directly comparable to net income as defined by GAAP. We believe that FFO should be examined in conjunction with net income (as defined by GAAP) as presented in the financial statements accompanying this release. FFO does not represent a measure of liquidity, nor is it indicative of funds available for our cash needs, including our ability to make cash distributions to shareholders.

***Core Funds from Operations ("Core FFO"):*** Core FFO is computed as FFO adjusted for certain items that are generally non-cash in nature and that materially distort the comparative measurement of company performance over time. The adjustments include gains on sale of undeveloped land, impairment charges not related to depreciable real estate assets, tax expenses or benefits related to (i) changes in deferred tax asset valuation allowances, (ii) changes in tax exposure accruals that were established as the result of the previous adoption of new accounting principles, or (iii) taxable income (loss) related to other items excluded from FFO or Core FFO (collectively referred to as "other income tax items"), gains (losses) on debt transactions, gains (losses) on and related costs of acquisitions, gains on the sale of merchant buildings, promote income and charges related to major overhead restructuring activities, including severance. Although our calculation of Core FFO differs from NAREIT's definition of FFO and may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful supplemental measure of our operating performance.

***Adjusted Funds from Operations ("AFFO"):*** AFFO is a supplemental performance measure defined by the company as Core FFO (as defined above), less recurring building improvements and total second generation capital expenditures (the leasing of vacant space that had previously been under lease by the company is referred to as second generation lease activity) related to leases commencing during the reporting period, and adjusted for certain non-cash items including straight line rental income and expense, non-cash components of interest expense and stock compensation expense, and after similar adjustments for unconsolidated partnerships and joint ventures.

***Core EBITDA:*** Core EBITDA is earnings before interest, taxes, depreciation and amortization adjusted to exclude gains or losses on land or other property sales, gains or losses pertaining to acquisitions, impairment charges, capital transactions, promote income and severance charges related to major overhead restructuring activities. Adjustments are also made to equity in earnings, to exclude items such as our share of depreciation, amortization, and gains on property sales, to conform to our definition of Core EBITDA.

***Property Level Net Operating Income - Cash Basis ("PNOI"):*** PNOI is comprised of rental revenues from continuing operations less rental expenses and real estate taxes from continuing operations, along with adjustments to exclude the amortization of above and below market rents, amortization of lease concessions, lease termination fees as well as an adjustment to add back intercompany rent. PNOI, as we calculate it, may not be directly comparable to similarly titled, but differently calculated, measures for other REITs. We believe that PNOI is another useful supplemental performance measure, as it is an input in many REIT valuation models and it provides a means by which to evaluate the performance of the properties within our Rental Operations segments.

***Same Property Performance Net Operating Income:*** We evaluate the performance of our properties, including our share of properties we jointly control, on a "same property" basis, using PNOI with certain minor adjustments. We view same property net operating income as a useful supplemental performance measure because it improves comparability between periods by eliminating the effects of changes in the composition of our portfolio. We define our same property portfolio as those industrial and medical office properties that have been owned and in operation throughout the twenty-four months preceding the most recent reporting period. In addition to excluding properties that have not been owned and in operation for the most recent twenty-four months, we also exclude properties from our same property portfolio where revenues from individual lease buyouts in excess of $250,000 have been recognized.

# FFO, Core FFO and AFFO

*Dollars in thousands*

| | 2016 Guidance | 2015 Actual | 2014 Actual | 2013 Actual | 2012 Actual |
|---|---|---|---|---|---|
| Net income (loss) attributable to common shareholders | $ 336,706 | $ 615,310 | $ 204,893 | $ 153,044 | $ (126,145) |
| Add back: | | | | | |
| Noncontrolling interest in earnings of unitholders | 3,400 | 6,404 | 2,627 | 2,094 | — |
| **Net Income (loss) Attributable to Common Shareholders-Diluted** | **$ 340,106** | **$ 621,714** | **$ 207,520** | **$ 155,138** | **$ (126,145)** |
| ***Reconciliation to Funds From Operations ("FFO")*** | | | | | |
| **Net Income (loss) Attributable to Common Shareholders** | $ 336,706 | $ 615,310 | $ 204,893 | $ 153,044 | $ (126,145) |
| Adjustments: | | | | | |
| Depreciation and amortization | 310,646 | 320,846 | 384,617 | 409,050 | 379,419 |
| Joint ventures | (48,345) | 13,336 | (56,422) | (19,987) | 32,795 |
| Gains on property sales, net of taxes and impairments | (186,453) | (651,941) | (167,947) | (192,421) | (13,811) |
| Noncontrolling interest share of adjustments | (758) | 3,265 | (2,030) | (2,645) | (7,054) |
| **NAREIT FFO Attributable to Common Shareholders - Basic** | 411,796 | 300,816 | 363,111 | 347,041 | 265,204 |
| Noncontrolling interest in income of unitholders | 3,400 | 6,404 | 2,627 | 2,094 | (2,273) |
| Noncontrolling interest share of adjustments | 758 | (3,265) | 2,030 | 2,645 | 7,054 |
| **NAREIT FFO Attributable to Common Shareholders - Diluted** | **$ 415,954** | **$ 303,955** | **$ 367,768** | **$ 351,780** | **$ 269,985** |
| Gain on land sales, including share of joint ventures | (9,428) | (35,054) | (10,441) | (9,547) | — |
| Loss on debt extinguishment, including share of joint ventures | 33,424 | 85,713 | 283 | 9,433 | — |
| Adjustments for redemption/repurchase of preferred shares | — | — | 13,752 | 5,932 | 5,730 |
| Land impairment charges | 12,056 | 41,637 | 33,700 | 3,777 | — |
| Other income tax items | — | — | — | (641) | (103) |
| Overhead restructuring charges | — | 7,422 | — | — | 2,664 |
| Promote income | (26,299) | — | — | — | — |
| Acquisition-related activity | 86 | 8,499 | 1,099 | 3,093 | 4,192 |
| **Core FFO Attributable to Common Shareholders - Diluted** | **$ 425,793** | **$ 412,172** | **$ 406,161** | **$ 363,827** | **$ 282,468** |
| **Adjusted FFO** | | | | | |
| Core FFO - Diluted | $ 425,793 | $ 412,172 | $ 406,161 | $ 363,827 | $ 282,468 |
| Adjustments: | | | | | |
| Straight-line rental income and expense | (17,447) | (23,232) | (22,170) | (17,552) | (24,759) |
| Amortization of above/below market rents and concessions | 2,089 | 3,659 | 5,348 | 9,054 | 8,867 |
| Recurring capital expenditures | (56,677) | (61,693) | (81,447) | (82,799) | (61,240) |
| Other | 26,360 | 23,804 | 22,127 | 23,917 | 22,277 |
| **Adjusted FFO - Diluted** | **$ 380,118** | **$ 354,710** | **$ 330,019** | **$ 296,447** | **$ 227,613** |
| Dividends Declared (Excluding Special Dividends) | $ 257,848 | $ 241,293 | $ 231,178 | $ 223,286 | $ 185,183 |
| Special Dividends | $ — | $ 69,055 | $ — | $ — | $ — |

# Same Property NOI

*Unaudited and in thousands*

| | Twelve Months Ended September 30, 2016 | Twelve Months Ended September 30, 2015 |
|---|---|---|
| Income from continuing operations before income taxes | $ 282,909 | $ 173,027 |
| Share of same property NOI from unconsolidated joint ventures | 21,076 | 19,931 |
| Income and expense items not allocated to segments | 310,099 | 425,315 |
| Earnings from service operations | (10,548) | (14,919) |
| Properties not included and other adjustments | (124,055) | (147,214) |
| **Same property NOI** | **$ 479,481** | **$ 456,140** |
| ***Percent Increase*** | **5.1%** | |

| | Twelve Months Ended December 31, 2015 | Twelve Months Ended December 31, 2014 |
|---|---|---|
| Income from continuing operations before income taxes | $ 185,277 | $ 214,746 |
| Share of same property NOI from unconsolidated joint ventures | 21,910 | 20,667 |
| Income and expense items not allocated to segments | 409,505 | 381,204 |
| Earnings from service operations | (14,197) | (24,469) |
| Properties not included and other adjustments | (166,018) | (174,640) |
| **Same property NOI** | **$ 436,477** | **$ 417,508** |
| ***Percent Increase*** | **4.5%** | |

| | Twelve Months Ended December 31, 2014 | Twelve Months Ended December 31, 2013 |
|---|---|---|
| Income from continuing operations before income taxes | $ 225,125 | $ 56,320 |
| Share of same property NOI from unconsolidated joint ventures | 19,546 | 18,319 |
| Income and expense items not allocated to segments | 442,768 | 562,315 |
| Earnings from service operations | (24,469) | (22,763) |
| Properties not included and other adjustments | (276,254) | (243,948) |
| **Same property NOI** | **$ 386,716** | **$ 370,243** |
| ***Percent Increase*** | **4.4%** | |

| | Twelve Months Ended December 31, 2013 | Twelve Months Ended December 31, 2012 |
|---|---|---|
| Income (loss) from continuing operations before income taxes | $ 56,466 | $ (85,652) |
| Share of same property NOI from unconsolidated joint ventures | 19,124 | 17,691 |
| Income and expense items not allocated to segments | 556,122 | 624,724 |
| Earnings from service operations | (22,763) | (20,201) |
| Properties not included and other adjustments | (277,583) | (216,087) |
| **Same property NOI** | **$ 331,366** | **$ 320,475** |
| ***Percent Increase*** | **3.4%** | |